ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES	12 Months Ended
Dec. 26, 2020
ACCOUNTING FOR UNCERTAINTY IN INCOME

K.ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

ASC 740, Income Taxes (“ASC 740”) clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. ASC 740 also provides guidance on derecognition, measurement, classification, interest and penalties, and disclosure requirements.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	2020	2019	2018
Gross unrecognized tax benefits beginning of year	$4,166	$4,378	$4,000
Increase in tax positions for prior years	(82)	(129)	(366)
Increase in tax positions for current year	730	768	1,326
Lapse in statute of limitations	(922)	(851)	(582)
Gross unrecognized tax benefits end of year	$3,892	$4,166	$4,378

Our effective tax rate would have been affected by the unrecognized tax benefits had this amount been recognized as a reduction to income tax expense.

We recognized interest and penalties for unrecognized tax benefits in our provision for income taxes. The liability for unrecognized tax benefits included accrued interest and penalties of $0.5 million for each of the years December 26, 2020, December 28, 2019, and December 29, 2018.

We file income tax returns in the United States and in various state, local and foreign jurisdictions. The federal and a majority of state and foreign jurisdictions are no longer subject to income tax examinations for years before 2017. A number of routine state and local examinations are currently ongoing. Due to the potential for resolution of state examinations, and the expiration of various statutes of limitation, and new positions that may be taken, it is reasonably possible that the amounts of unrecognized tax benefits could change in the next twelve months is $1.3 million.